COLUMBIA FUNDS SERIES TRUST I

                         Columbia Large Cap Growth Fund
                                  (the "Fund")

          Supplement dated December 30, 2008 to the Prospectuses dated
                February 1, 2008 and the Statement of Additional
                        Information dated March 31, 2008



                  Effective December 31, 2008, Paul J. Berlinguet will no longer serve as co-portfolio manager of the Fund. Accordingly, all references to Mr. Berlinguet as co-manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.






















        Shareholders should retain this Supplement for future reference.










INT-47/157153-1208